Foreign Revenue, Income before Income Taxes, Net Income and Assets from Foreign Operations (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenue	$ 14,680	$ 13,816	$ 7,654
Asset	325,266	247,259
European Floating Rate Notes
Securities losses			(269)
United Kingdom
Revenue	2,200	2,100	1,600
Asset	$ 28,300	$ 44,700	$ 43,000
Percentage of revenue	15.00%	15.00%	21.00%
Percentage of asset	9.00%	18.00%	20.00%